UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2011
DUNCAN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-33266 (Commission File Number)	20-5639997 (IRS Employer Identification No.)

1100 Louisiana St., 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b)     Effective February 11, 2011, Joe D. Havens resigned from the board of directors (the “Board”) of DEP Holdings, LLC (“DEP GP”), the general partner of Duncan Energy Partners L.P. (the “Partnership”).
     (d)     Effective February 11, 2011, Enterprise Products Operating LLC (“EPO”), the sole member of DEP GP, elected Bryan F. Bulawa to the Board.
     Mr. Bulawa, age 41, was elected a Director of DEP GP effective February 11, 2011 and as Senior Vice President, Chief Financial Officer and Treasurer of DEP GP in April 2010, having previously served as Senior Vice President and Treasurer of DEP GP from October 2009 to April 2010. In October 2009, he was elected Senior Vice President and Treasurer of (i) Enterprise Products Holdings LLC (“Enterprise GP”) (the current general partner of Enterprise Products Partners L.P. (“Enterprise”) and former general partner of Enterprise GP Holdings L.P.) and (ii) Enterprise Products GP, LLC (“EPGP”) (the former general partner of Enterprise), having previously served as Vice President and Treasurer of EPGP from July 2007 to October 2009. Mr. Bulawa has also served as Senior Vice President and Treasurer of Enterprise Products Company (“EPCO”) since May 2010. Prior to joining Enterprise, Mr. Bulawa spent 13 years at Scotia Capital, where he served as director of the firm’s U.S. Energy Corporate Finance and Distribution group.

Item 7.01	Regulation FD Disclosure.
     On February 11, 2011, the Partnership issued a press release announcing the resignation of Mr. Havens from, and the election of Mr. Bulawa to, the Board. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 11, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P. By: DEP Holdings, LLC, its General Partner
Date: February 11, 2011	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of DEP Holdings, LLC

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 11, 2011.

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